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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 8, 2002

                                   iPCS, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                        333-47682            36-4350876
           --------
                                           333-47688
(State or other Jurisdiction
      of Incorporation)              (Commission File No.)    (I.R.S. Employer
                                                             Identification No.)

                233 Peachtree Street, N.E.                          30303
                Harris Tower, Suite 1700,                         ----------
                     Atlanta, Georgia                             (Zip Code)
         ----------------------------------------
         (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 525-7272

                                 Not Applicable

         (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure.
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         On July 8, 2002, AirGate PCS, Inc., a Delaware corporation
("AirGate"), issued a press release announcing its net subscriber additions for the third fiscal quarter ending June 30, 2002 were 26,079, expanding the Company's total subscriber base to 532,446 subscribers. AirGate also announced that its subsidiary, iPCS Wireless, Inc. had attained its minimum subscriber covenant under the iPCS senior secured credit facility. A copy of the press release referenced above is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
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(c) Exhibits.

Exhibit No.                Description
-----------                -----------
   99.1                    Press Release of AirGate PCS, Inc. dated July 8, 2002






















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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       iPCS, INC.

Date: July 9, 2002                     By:  /s/ Thomas M. Dougherty
                                           -------------------------------------
                                                Thomas M. Dougherty,
                                                Chief Executive Officer